ARK FUNDS
                         RETAIL CLASS A AND B PROSPECTUS

                        SUPPLEMENT DATED APRIL 1, 2002 TO
            THE RETAIL CLASS A AND B PROSPECTUS DATED AUGUST 31, 2001

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

1. In the "PURCHASING, SELLING, AND EXCHANGING PORTFOLIO SHARES" section on page 75 of the Prospectus, the following sentence is inserted at the end of the first paragraph under General Information:

          "FROM SEPTEMBER 13, 2001 UNTIL THE REOPENING OF THE NEW YORK STOCK EXCHANGE, FOR U.S. TREASURY MONEY MARKET PORTFOLIO, U.S. GOVERNMENT MONEY MARKET PORTFOLIO, MONEY MARKET PORTFOLIO, TAX-FREE MONEY MARKET PORTFOLIO, AND PENNSYLVANIA TAX-FREE MONEY MARKET PORTFOLIO, A BUSINESS DAY WILL BE ANY WEEKDAY, OTHER THAN A FEDERAL HOLIDAY, UNLESS THE FUND DETERMINES THAT BEING OPEN FOR BUSINESS IS NOT IN THE BEST INTEREST OF SHAREHOLDERS."

2. CALUM GRAHAM is the portfolio manager for the Emerging Markets Equity Portfolio, replacing Susannah Smyly. The following biographical information for Mr. Graham replaces the information for Ms. Smyly found under the heading "PORTFOLIO MANAGERS" on page 73 of the prospectus.

     CALUM GRAHAM is manager of the EMERGING MARKETS EQUITY PORTFOLIO. Mr. Graham is also the Director of Emerging Markets for AIB Govett, Inc., and Director of Govett Investment Management Ltd., where he has overall responsibility for the management of all Global Emerging Markets portfolios and the implementation of the investment process. He has more than 9 years of experience in the investment industry.

3. Effective January 1, 2002, ARK Funds Distributors, LLC is the distributor of the Portfolios.

     In the section captioned "MORE INFORMATION ABOUT ARK FUNDS" the information under the term "DISTRIBUTOR" is replaced in its entirety with the following:

         ARK Funds Distributors, LLC
         Two Portland Square
         Portland, Maine 04101

4. On page 72 under the sub-heading "PORTFOLIO MANAGERS," the first sentence of the last paragraph, regarding STEVEN M. GRADOW, is replaced with the following:

     STEVEN M. GRADOW is manager of the INCOME PORTFOLIO and THE U.S. GOVERNMENT BOND PORTFOLIO, and co-manager with Mr. Stith, of the INTERMEDIATE FIXED INCOME PORTFOLIO.

     On page 73, the first full paragraph regarding N. Beth Volk is deleted.

      THIS SUPPLEMENT REPLACES ALL PREVIOUS SUPPLEMENTS TO THE PROSPECTUS.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE